As filed with the Securities and Exchange Commission on March 19, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 16, 1999
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                                ELXSI Corporation
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               (Exact name of Registrant as Specified in Charter)




             Delaware                 0-11877             77-0151523
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  (State of Other Jurisdiction      (Commission         (IRS Employer
        of Incorporation)           File Number)      Identification No.)


3500 Rio Vista Avenue, Suite A, Orlando, Florida               32805
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    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code: (407) 849-1090
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          (Former Name or Former Address, if Changed Since Last Report

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                                                                               2

ITEM 5.  OTHER EVENTS.

         Rights Agreement Amendment and Standstill Agreement.
         ----------------------------------------------------

         On March 16, 1999, ELXSI Corporation (the "Company" or the "Registrant") entered into a: (1) Rights Agreement Amendment, dated as of March 16, 1999 (the "Rights Agreement Amendment"), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), pursuant to which there were implemented certain amendments to the Rights Agreement, dated as of June 4, 1997, between the Company and the Rights Agent under which the Company's common stock purchase rights ("Rights") were issued, and (2) Standstill Agreement, dated as of March 16, 1999 (the "Kellogg Standstill Agreement), among the Company, Alexander M. Milley (the Chairman, President and Chief Executive Officer of the Company) and the "Kellogg Persons" party thereto.

         The Rights as amended by virtue of the Rights Agreement Amendment have been registered under the Securities Exchange Act of 1934, as amended, under a Form 8-A/A Registration Statement (Post-Effective Amendment No. 1) dated and filed by the Company with the Securities and Exchange Commission (the
"Commission") on March 19, 1999. Such Registration Statement includes a description of the Rights Agreement Amendment and the Kellogg Standstill Agreement and conformed copies thereof filed as Exhibits. Reference is hereby made to such description and Exhibits for more complete disclosures with respect to the Rights Agreement Amendment and Kellogg Standstill Agreement.

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                                                                               3

ITEM 7(c)  EXHIBITS.

         Included in these Exhibits is a Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant that was approved by its stockholders at its 1998 Annual Meeting of Stockholders and made effective shortly thereafter. It is being filed herewith only to place the same on file with the Commission.

Exhibit Number    Description of Exhibit
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         3.3      Certificate   of   Amendment   of  Restated   Certificate   of
                  Incorporation of the Registrant dated May 19, 1998

         4.17 Rights Agreement, dated as of June 4, 1997, between the Registrant and Continental Stock Transfer & Trust Company, as Rights Agent (Incorporated herein by reference to Exhibit 4.17 to the Registrant's Form 8-A Registration Statement dated and filed with the Commission on June 10, 1997 (File No. 0-11877))

         4.18 Rights Agreement Amendment, dated as of March 16, 1999, between the Registrant and Continental Stock Transfer & Trust Company, as Rights Agent (Incorporated herein by reference to
                  Exhibit 2 to the Registrant's Form 8-A/A Registration Statement (Post-Effective Amendment No. 1) dated and filed with the Commission on March 19, 1999 (File No. 0-11877))

         4.19 Standstill Agreement, dated as of March 16, 1999, among the Registrant, Alexander M. Milley and the "Kellogg Persons" party thereto (Incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A/A Registration Statement (Post-Effective Amendment No. 1) dated and filed with the Commission on March 19, 1999 (File No. 0-11877))

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                                                                               4
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ELXSI CORPORATION



Dated:  March 19, 1999           By: /s/ ALEXANDER M. MILLEY
                                     -----------------------------------------
                                         Alexander M. Milley
                                         President

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                                                                               5

                                  EXHIBIT INDEX

       Exhibit No.         Description                                      Page
       -----------         -----------                                      ----

         3.3               Certificate   of   Amendment   of  Restated        6
                           Certificate   of   Incorporation   of   the
                           Registrant dated May 19, 1998

         4.17 Rights Agreement, dated as of June 4, 1997, between the Registrant and Continental Stock Transfer & Trust Company, as Rights Agent (Incorporated herein by reference to Exhibit 4.17 to the Registrant's Form 8-A Registration Statement dated and filed with the Commission on June 10, 1997 (File No. 0-11877))

         4.18 Rights Agreement Amendment, dated as of March 16, 1999, between the Registrant and Continental Stock Transfer & Trust Company, as Rights Agent (Incorporated herein by reference to Exhibit 2 to the Registrant's Form 8-A Registration Statement dated and filed with the Commission on March 19, 1999 (File No. 0-11877))

         4.19 Standstill Agreement, dated as of March 16, 1999, among the Registrant, Alexander M. Milley and the "Kellogg Persons" party thereto (Incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A Registration Statement dated and filed with the Commission on March 19, 1999 (File No. 0-11877))